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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 28, 2006

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On December 19, 2006, Metropolitan Life Insurance Company ("MLIC"), a wholly-owned subsidiary of MetLife, Inc., as tenant, signed an Office Lease Agreement (the "Lease") with NY-1095 Avenue of the Americas, L.L.C. ("1095"), an affiliate of Equity Office Properties Trust, as landlord, the effectiveness of which was subject to MLIC delivering notice to 1095 that the Board of Directors of MLIC (the "Board") had approved the Lease.

MLIC delivered notice of Board approval to 1095 on December 28, 2006, and the Lease became effective on that date.

Pursuant to the Lease, MLIC will occupy approximately 410,000 square feet in a building located at 1095 Avenue of the Americas, New York, New York (the "Building") for a term of approximately 21 years, commencing on a date on or after January 1, 2008 in which 1095 shall have substantially completed certain construction in the Building. The Lease provides for the payment, monthly, of base rent and MLIC's pro-rata share of increases in operating costs and taxes relating to the Building, as well as payment for its electric and other utility costs. The Lease contains renewal options, rights of first offer, expansion options, signage rights and the right to name the Building, as well as other rights typically granted to tenants, and provides for the reimbursement of a portion of MLIC's construction and build-out costs.

MetLife, Inc. estimates that MLIC's gross rental obligation over the term of the Lease will be approximately $850 million. This amount does not include deduction for landlord payments for tenant improvements or special landlord contributions. A copy of the press release announcing the signing of the Lease is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 29, 2006, MetLife, Inc. issued a press release announcing the resolution of an investigation by the New York Attorney General's Office. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)     Not applicable

  (b)     Not applicable

  (c)     Not applicable

  (d)     Exhibits.

    99.1 Joint press release of MetLife, Inc. and Equity Office Properties Trust, dated December 28, 2006, announcing the signing of the Lease.

    99.2  Press release of MetLife, Inc., dated December 29, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: December 29, 2006
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
--------                                   -------

99.1 Joint press release of MetLife, Inc. and Equity Office Properties Trust, dated December 28, 2006, announcing the signing of the Lease.

99.2         Press release of MetLife, Inc., dated December 29, 2006.